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                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant                                 [ ]

Filed by a party other than the Registrant              [X]

Check the appropriate box:

       [ ]      Preliminary Proxy Statement

       [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

       [ ]      Definitive Proxy Statement

       [X]      Definitive Additional Materials

       [ ]      Soliciting Material Pursuant to Section 240.14a-12


                             THE R.O.C. TAIWAN FUND
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                (Name of Registrant as Specified In its Charter)


                             LAXEY PARTNERS LIMITED
                         THE VALUE CATALYST FUND LIMITED
                                LP VALUE LIMITED
                           LAXEY UNIVERSAL VALUE L.P.
                              LAXEY INVESTORS, L.P.
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

       [X]      No fee required.

       [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

           (1) Title of each class of securities to which transaction applies:

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           (2)    Aggregate number of securities to which transaction applies:


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           (3)    Per unit price or other underlying value of transaction
                  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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           (4)    Proposed maximum aggregate value of transaction:

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           (5)    Total fee paid:

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[ ]        Fee paid previously with preliminary materials:

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[ ]        Check box if any part of the fee is offset as provided by Exchange
           Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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           (1)    Amount Previously Paid:

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           (2)    Form, Schedule or Registration Statement No.:

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           (3)    Filing Party:

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           (4)    Date Filed:



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                                 TIME IS SHORT!

                 PLEASE REVIEW THE ENCLOSED MATERIAL IMMEDIATELY


Dear Fellow Shareholder of The R.O.C. Taiwan Fund:


We are enclosing a copy of our proxy material for the June 24 Annual Meeting. A duplicate of this material, along with a GOLD proxy card, will be sent to you from your brokerage firm or bank. Since time is short, we urge you to review this material as promptly as possible so that you will be in a position to vote when you receive your proxy material and GOLD proxy card from your bank or broker.


If you have any questions, please call our proxy solicitor, Morrow & Co., Inc. at 212-754-8000.


Thank you for your attention to this matter.


Sincerely,


Laxey Partners Limited